UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): March 7, 2016 (March 1, 2016)

PEEKAY BOUTIQUES, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-193618	46-4007972
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

901 West Main Street, Suite A

Auburn, WA 98001

 (Address of principal executive offices)

1-800-447-2993

(Registrant's telephone number, including area code)

______________________________________________

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into A Material Definitive Agreement.

Amendment No. 2 to Janet Mathews Employment Agreement

On March 1, 2016 Peekay Boutiques, Inc. (the "Company") and Janet Mathews, the Company's Chief Financial Officer, Treasurer and Secretary, entered into Amendment No. 2 to Ms. Mathews' employment agreement. The Company and Ms. Mathews originally entered into the employment agreement on December 31, 2014. The employment agreement was amended on December 29, 2015.

The employment agreement, as amended, provides that Ms. Mathews will be entitled to a special bonus in the amount of $100,000 upon the completion of either a Step One Restructuring Transaction or a Step Two Restructuring Transaction (each term as defined in the Forbearance and Ninth Amendment Agreement dated February 22, 2016, which was previously disclosed in the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on February 26, 2016). As amended, the employment agreement also now provides that if the Company completes a Step One Restructuring Transaction or a Step Two Restructuring Transaction and Ms. Mathews resigns at any time following 12 months of the completion of such transaction, the Company must pay Ms. Mathews $8,333.33 per month for up to twelve months provided that the Company's obligation to make these payments will cease upon Ms. Mathews obtaining other employment. The employment agreement was otherwise unmodified.

The foregoing is a summary description of certain terms of Amendment No. 2 to Ms. Mathews' employment agreement, and, by its nature, is incomplete. A copy of Amendment No. 2 to Ms. Mathews' Employment Agreement is filed as Exhibit 10.1 to this report and is incorporated into this report by reference. All readers are encouraged to read the entire text of Amendment No. 2 to Ms. Mathews' employment agreement.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The disclosure included in Item 1.01 of this report is incorporated by reference into this Item 5.02.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Amendment Number 2 to Employment Agreement, dated March 1, 2016, between Janet Mathews and the Company

10.2

Amendment Number 1 to Employment Agreement, dated December 29, 2015, between Janet Mathews and the Company (incorporated by reference to Exhibit 10.1 to the Company's Current Report on Form 8-K filed on December 31, 2015)

10.3	Employment Agreement, dated December 31, 2014, between the Company and Janet Mathews (incorporated by reference to Exhibit 10.24 to the Company's Current Report on Form 8-K filed on January 6, 2015)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEEKAY BOUTIQUES, INC.

Dated: March 7, 2016	By:	/s/ Lisa Berman
Lisa Berman
Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment Number 2 to Employment Agreement, dated March 1, 2016, between Janet Mathews and the Company

10.2

Amendment Number 1 to Employment Agreement, dated December 29, 2015, between Janet Mathews and the Company (incorporated by reference to Exhibit 10.1 to the Company's Current Report on Form 8-K filed on December 31, 2015)

10.3	Employment Agreement, dated December 31, 2014, between the Company and Janet Mathews (incorporated by reference to Exhibit 10.24 to the Company's Current Report on Form 8-K filed on January 6, 2015)

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